1 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affili te. © 2016 Bl ck Knight Financial Tech ology Solutions, LLC. All Rights Reserved. Black Knight Financial Services, Inc. Second Quarter 2016 Earnings Results July 20, 2016

2 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Disclaimer Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: electronic security breaches against our information systems; our ability to maintain and grow our relationships with our customers; changes to the laws, rules and regulations that impact our and our customers’ businesses; our ability to adapt our services to changes in technology or the marketplace; the impact of any potential defects, development delays, installation difficulties or system failures on our business and reputation; changes in general economic, business, regulatory and political conditions, particularly as they impact the mortgage industry; risks associated with the availability of data; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; risks associated with our structure and status as a “controlled company;” our ability to successfully integrate strategic acquisitions; and other risks and uncertainties detailed in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and other sections of our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including Adjusted Revenues, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Earnings from Continuing Operations, Pro Forma Adjusted Net Earnings from Continuing Operations, Adjusted Net Earnings per Share from Continuing Operations and Pro Forma Adjusted Net Earnings per Share from Continuing Operations. These are important financial performance measures for Black Knight, but are not financial measures as defined by GAAP. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Black Knight uses these non-GAAP financial performance measures for financial and operational decision making and as a means to evaluate period- to-period comparisons. Black Knight believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. Black Knight has not provided a reconciliation of forward-looking Adjusted Net Earnings Per Share from Continuing Operations and Adjusted EBITDA to the most directly comparable GAAP financial measures, due primarily to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise, as not all of the information necessary for a quantitative reconciliation is available to Black Knight without unreasonable effort. See the Appendix for further information.

3 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. GAAP Financial Results Metrics Second Quarter First Half Revenues $255.5 million, +10% $497.4 million, +8% Net Earnings Attributable to Black Knight Financial Services, Inc. $11.4 million $22.8 million Net Earnings Per Share Attributable to Black Knight Financial Services, Inc. $0.17 $0.34

4 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Financial Highlights Metrics Second Quarter First Half Adjusted Revenues $257.5 million, +10% $501.7 million, +8% Adjusted EBITDA $116.5 million, +14% $226.6 million, +13% Adjusted EBITDA Margin 45.2%, +170 bps 45.2%, +210 bps Adjusted Net Earnings from Continuing Operations $44.7 million, +21% $85.6 million, +19% Adjusted Net Earnings Per Share from Continuing Operations $0.29 $0.56

Technology

Adjusted Revenues ($ in millions)


+12% Y/Y growth
+11% Y/Y growth
$191
$213
$376
$416
Q2 2015
Q2 2016
YTD 2015
YTD 2016

Adjusted EBITDA Margin (%)


+240 bps Y/Y expansion
+250 bps Y/Y expansion
55.2%
57.6%
54.8%
57.3%
Q2 2015
Q2 2016
YTD 2015
YTD 2016

Second Quarter Highlights

- Servicing Technology revenue growth driven by increased loan counts coupled with price escalation
- Origination Technology revenue growth driven by client implementations in the prior year, increased transaction volumes and the eLynx acquisition
- Margin expansion driven by revenue contribution and cost efficiencies

Black Knight Financial Services
TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.
5

6 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Data and Analytics 14.6% 15.3% Q2 2015 Q2 2016 $44 $44 Q2 2015 Q2 2016 $89 $86 YTD 2015 YTD 2016 +70 bps Y/Y expansion +1% Y/Y growth Adjusted EBITDA Margin (%) Decrease of 3% Y/Y Decrease of 20 bps Y/Y Adjusted Revenues ($ in millions) 16.0% 15.8% YTD 2015 YTD 2016  Slight increase in revenue vs. the prior year quarter  Margin expansion of 70 basis points Second Quarter Highlights

7 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Capital Structure (1) Excludes unamortized bond premium, original issue discount and debt issuance costs ($ in millions) As of 6/30/16 Maturity Interest Rate Cash and Cash Equivalents $ 28 Revolver ($400mm) 80 2020 LIBOR + 200bps Term A Loan 760 2020 LIBOR + 200bps Term B Loan 396 2022 LIBOR + 300bps / 75bps floor Senior Notes 390 2023 5.75% Total Long-term Debt(1) $1,626 Capital Lease Obligation 10 2017 0.00% Total Debt $1,636 Net Debt $1,608 LTM 6/30/16 Adjusted EBITDA $ 440 Total Debt / LTM Adjusted EBITDA 3.7x Net Debt / LTM Adjusted EBITDA 3.7x

8 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Full Year 2016 Financial Guidance Financial Metric Guidance Revenue and Adjusted Revenue Growth + 8% to 10% Adjusted EBITDA Growth + 10% to 12% Adjusted Net Earnings Per Share from Continuing Operations $1.11 to $1.15 Full Year 2016 guidance is based upon the following estimates and assumptions:  Interest expense of ~$70 million  Depreciation and amortization expense of ~$115 million (excluding incremental depreciation and amortization expense resulting from purchase accounting)  Fully-distributed tax rate of ~37%  Diluted weighted-average shares outstanding of ~153 million shares  CAPEX of $80 million to $90 million

9 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Appendix

10 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Financial Measures Adjusted Revenues – We define Adjusted Revenues as Revenues adjusted to include the revenues that were not recorded by Black Knight during the periods presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. These adjustments are reflected in Corporate and Other. This adjustment for the full year of 2016 is expected to be approximately $7.3 million. Adjusted EBITDA – We define Adjusted EBITDA as Net earnings from continuing operations, with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to (i) depreciation and amortization; (ii) interest expense; (iii) income tax expense; (iv) the deferred revenue purchase accounting adjustment recorded in accordance with GAAP; (v) equity-based compensation; (vi) charges associated with significant legal and regulatory matters; (vii) member management fees paid to FNF and THL Managers LLC; (viii) exit costs, impairments and other charges; (ix) one-time costs associated with the initial public offering; and (x) other expenses, net. These adjustments are reflected in Corporate and Other. Adjusted EBITDA Margin – Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenues. Adjusted Net Earnings from Continuing Operations and Pro Forma Adjusted Net Earnings from Continuing Operations – We define Adjusted Net Earnings from Continuing Operations as Net earnings from continuing operations with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to, (i) adjustments to calculate Adjusted EBITDA as described above; (ii) adjustment for the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (iii) non-recurring items in Other expense, net; (iv) adjustment for income tax expense at our estimated effective tax rate, excluding noncontrolling interests; and (v) assuming the exchange of all the outstanding shares of our Class B common stock into shares of our Class A common stock, which eliminates the noncontrolling interests in Black Knight. For periods that include the results of operations prior to the third quarter of 2015, Pro Forma Adjusted Net Earnings from Continuing Operations would further include pro forma adjustments to present interest expense as if the amount of debt outstanding and applicable interest rates as a result of the debt refinancing were consistent for all periods prior to the debt refinancing. Adjusted Net Earnings Per Share from Continuing Operations and Pro Forma Adjusted Net Earnings Per Share from Continuing Operations – We calculate per share amounts assuming the exchange of all shares of Class B common stock into shares of our Class A common stock at the beginning of the respective period, as well as the dilutive effect of any unvested restricted shares of Class A common stock.

11 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Reconciliations: Adjusted Revenues and Adjusted EBITDA Three Months Ended June 30, Six Months Ended June 30, ($ in millions) 2016 2015 2016 2015 Revenues $ 255.5 $ 232.1 $ 497.4 $ 459.3 Deferred revenue adjustment 2.0 2.6 4.3 5.0 Adjusted Revenues $ 257.5 $ 234.7 $ 501.7 $ 464.3 Three Months Ended June 30, Six Months Ended June 30, LTM Ended June 30, ($ in millions) 2016 2015 2016 2015 2016 Net earnings from continuing operations $ 33.2 $ 7.9 $ 66.3 $ 22.5 $ 126.2 Depreciation and amortization 49.2 48.8 97.4 94.7 197.0 Interest expense 16.9 25.5 33.7 56.3 67.2 Income tax expense 6.7 0.3 12.9 0.4 25.9 Other expense, net 4.0 4.6 4.8 4.6 4.8 EBITDA 110.0 87.1 215.1 178.5 421.1 Equity-based compensation 3.4 7.7 6.1 9.5 8.0 Deferred revenue adjustment 2.0 2.6 4.3 5.0 8.9 Transition and integration costs 1.1 1.4 1.1 3.6 1.1 IPO costs — 3.3 — 3.7 0.7 Adjusted EBITDA $ 116.5 $ 102.1 $ 226.6 $ 200.3 $ 439.8 Adjusted EBITDA Margin (%) 45.2% 43.5% 45.2% 43.1% 45.0%

12 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Reconciliation: Adjusted Net Earnings from Continuing Operations and Pro Forma Adjusted Net Earnings from Continuing Operations (1) Periods prior to the third quarter of 2015 are presented on a pro forma basis. Three Months Ended June 30, Six Months Ended June 30, ($ in millions, except per share) 2016 2015 2016 2015 Net earnings from continuing operations $ 33.2 $ 7.9 $ 66.3 $ 22.5 Depreciation and amortization adjustment 20.3 22.5 40.1 43.4 Equity-based compensation 3.4 7.7 6.1 9.5 Deferred revenue adjustment 2.0 2.6 4.3 5.0 Other expense, net adjustment 4.0 4.8 4.9 4.8 Transition and integration costs 1.1 1.4 1.1 3.6 Interest expense adjustment — 8.8 — 23.3 IPO costs — 3.3 — 3.7 Income tax expense adjustment (19.3) (22.2) (37.2) (43.7) Adjusted Net Earnings from Continuing Operations / Pro Forma Adjusted Net Earnings from Continuing Operations (1) $ 44.7 $ 36.8 $ 85.6 $ 72.1 Adjusted Net Earnings Per Share from Continuing Operations / Pro Forma Adjusted Net Earnings Per Share from Continuing Operations (1) $ 0.29 $ 0.24 $ 0.56 Weighted Average Adjusted Shares Outstanding / Pro Forma Adjusted Shares Outstanding (1) 152.7 152.5 152.7